SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 25, 1998




                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)







           Delaware                    33-94846-01                56-0900030
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)



301 South College Street, Charlotte, North Carolina              28288-1075
   (Address of principal executive offices)                      (Zip Code)



              (Registrant's telephone number, including area code):
                                 (704) 374-2265



                     The exhibit index is located on page 4.

Item 5              Other Events.

                    On February 25, 1998 the Signet Student Loan Trust 1996-A made its monthly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and Floating Rate Asset Backed Certificates and distributed the Statement to Noteholders and Certificateholders, filed herewith as an Exhibit to this Form 8-K, to the Certificateholders and Noteholders of record.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period from January 1, 1998 to January 31, 1998.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET STUDENT LOAN TRUST 1996-A

                                 By:    SIGNET BANK




                             By:  /s/ Mary Whittaker
                                 -----------------------------
                                 Mary Whittaker
                                 Vice President


Date:  February 25, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                                   SIGNET BANK
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)

                                INDEX TO EXHIBITS






Exhibit
Number              Exhibits
------              --------


     1 Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period January 1, 1998 to January 31, 1998.